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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             _____________________


                                   FORM 8-K



                                Current Report
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                               November 19, 2001



                        Federal Realty Investment Trust
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             (Exact name of registrant as specified in its charter)


             Maryland                   1-07533                 52-0782497
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(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation or organization)           Number)            Identification No.)


1626 East Jefferson Street, Rockville, Maryland               20852-4041
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(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code: (301) 998-8100
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                        FEDERAL REALTY INVESTMENT TRUST

Item 5.  Other Events.

On November 19, 2001, Federal Realty Investment Trust (the "Trust") entered into an underwriting agreement and related pricing agreement (together, the "Agreement") with Morgan Stanley & Co. Incorporated, First Union Securities, Inc. and Salomon Smith Barney Inc., as representatives of the several underwriters listed therein (collectively, the "Underwriters"), relating to the offer and sale by the Trust of 5,000,000 of the Trust's 8 1/2% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, Liquidation Preference $25 Per Share, Par Value $0.01 Per Share ("Series B Preferred Shares"). Closing on the sale of the Series B Preferred Shares is expected on or about November 27, 2001. Pursuant to the Agreement, the Underwriters have the option to acquire up to an additional 750,000 Series B Preferred Shares to cover overallotments.

Item 7.  Exhibits.

Number      Description
------      -----------

1.1 Underwriting Agreement and Pricing Agreement, each dated as of November 19, 2001, by and among the Trust and Morgan Stanley & Co. Incorporated, First Union Securities, Inc. and Salomon Smith Barney Inc., as representatives of the several underwriters listed therein.

5.1 Opinion of Hogan & Hartson L.L.P. as to the validity of the Series B Preferred Shares.

8.1         Opinion of Hogan & Hartson L.L.P. as to certain tax matters.

23.1        Consent of Arthur Andersen LLP.




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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FEDERAL REALTY INVESTMENT TRUST


Date: November 26, 2001           By:  /s/ NANCY J. HERMAN
                                       ------------------------------
                                       Nancy J. Herman
                                       Senior Vice President--General
                                       Counsel and Secretary



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                                 EXHIBIT INDEX

Number      Description
------      -----------
1.1         Underwriting Agreement and Pricing Agreement, each dated as of
            November 19, 2001, by and among the Trust and Morgan Stanley & Co.
            Incorporated, First Union Securities, Inc. and Salomon Smith Barney
            Inc., as representatives of the several underwriters listed therein.

5.1 Opinion of Hogan & Hartson L.L.P. as to the validity of the Series B Preferred Shares.

8.1         Opinion of Hogan & Hartson L.L.P. as to certain tax matters.

23.1        Consent of Arthur Andersen LLP